                                                                    Exhibit 99.1

Order Confirming Third Amended Joint Plan of Reorganization under Chapter 11, Title 11, United States Code of Amcast Industrial Corporation and its Affiliated Debtor Entities

This document has been electronically entered in the records of the United States Bankruptcy Court for the Southern District of Ohio.

IT IS SO ORDERED.

                                           /s/ Lawrence S. Walter
                                           ----------------------
Dated:  July 29, 2005                      Lawrence S. Walter
                                           United States Bankruptcy Judge
--------------------------------------------------------------------------------

                      IN THE UNITED STATES BANKRUPTCY COURT
                            SOUTHERN DISTRICT OF OHIO
                           WESTERN DIVISION AT DAYTON

In Re:                                            :       Chapter 11
                                                  :
AMCAST INDUSTRIAL CORPORATION, et al.,            :       Case No. 04-40504
                                                  :       (Jointly Administered)
         Debtors and Debtors in Possession.       :
                                                  :       Judge Walter

    ORDER CONFIRMING THIRD AMENDED JOINTPLAN OF REORGANIZATION UNDER CHAPTER 11, TITLE 11, UNITED STATES CODE OF AMCAST INDUSTRIAL CORPORATION AND ITS
                           AFFILIATED DEBTOR ENTITIES

   A HEARING HAVING BEEN HELD BEFORE THE COURT on July 28, 2005 (the "Confirmation Hearing"), to consider confirmation of the Third Amended Joint Plan of Reorganization under Chapter 11, Title 11, United States Code of Amcast Industrial Corporation and its affiliated debtor entities, dated as of July 27, 2005 (the "Plan"),(1) proposed by Amcast

---------------
(1) Capitalized terms used herein without definition have the meanings provided for in the Plan.

Industrial Corporation and its affiliated debtors in the above-captioned jointly administered cases (the "Debtors" (2) or the "Reorganized Debtors," depending on the context);

      IT APPEARING TO THE COURT that, the Plan is supported by the Debtors' official committee of the unsecured creditors appointed in these Chapter 11 cases (the "Creditors' Committee") and by the Prepetition Secured Lenders;

      IT FURTHER APPEARING TO THE COURT that, the First Amended Disclosure Statement with Respect to Second Amended Joint Plan of Reorganization under Chapter 11, Title 11, United States Code of Amcast Industrial Corporation and its Affiliated Debtor Entities, dated June 15, 2005 (the "Disclosure Statement"), has been approved pursuant to the Court's order dated June 16, 2005;

      IT FURTHER APPEARING TO THE COURT that, solicitation, noticing procedures and other deadlines with respect to the Plan have been set by the Court, pursuant to the Order Setting Hearing on Confirmation of Plan and Fixing Time for Filing Acceptance or Rejections of Plan (Doc. # 722) (the "Solicitation Procedures Order");

      IT FURTHER APPEARING TO THE COURT that, the Debtors have filed with the Court a plan supplement pursuant to Section 12.16 of the Plan (the "Plan Supplement"), containing the draft forms of certain documents necessary to implement the Plan, including (1) the Form of Articles of Incorporation and Code of Regulations of Reorganized Amcast and new organizational chart for the reorganized entities, (2) the Form of New Shareholders' Agreement which includes the terms of the New Amcast Common Stock, (3) the Form of the

---------------
(2) The Debtors are Amcast Industrial Corporation, Amcast Automotive of Indiana, Inc., Speedline North America, Inc., Amcast Casting Technologies, Inc., Izumi, Inc., Casting Technology Company, Amcast Automotive, Inc., Amcast Plumbing, Inc. fka Elkhart Products Corporation, LBC Group Corp., Lee Brass Company, Amcast Industrial Financial Services, Inc., Amcast Investment Services Corporation, Amcast Aviation Corporation, Amcast Precision Products, Inc., Flagg Brass Industrial, L.L.C. and AS International, Inc

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Exit Facility Agreement, (4) the Form of Creditor Trust Agreement, (5) the
Designation of the Initial Board of Directors of Reorganized Amcast, and (6) the Schedule of Executory Contracts to be assumed by the Debtors pursuant to the Plan with Proposed Cure Payments, as amended (the "Assumed Contracts List");

   IT FURTHER APPEARING TO THE COURT that, the deadline for filing objections to the Plan was July 18, 2005 and that the only timely objections to confirmation of the Plan were filed by the following parties:

1. Objection of the United States Trustee (Doc. # 804)

2. Objection of the State of Ohio, Environmental Protection Agency (Doc. #822)

3. Objection of the National Labor Relations Board (Doc. #841)

4. Objection of the Wayne County Treasurer (Doc. #843)

5. Objection of the Ohio Department of Taxation (Doc. #846)

6. Objection of Valleycrest Landfill Group (Doc. #847)

7. Objection of U.S. Department of Justice Environment & Natural Resources Division (Doc. # 898)

   On July 27, 2005, Aalberts Industries U.S. Holding Corp. and certain of its affiliates ("Aalberts") filed an objection to the Plan after the objection deadline had passed.

   IT FURTHER APPEARING TO THE COURT that, the deadline for casting ballots to accept or reject the Plan was July 18, 2005 and that JP Morgan Trust Company, National Association acting as voting agent (the "Voting Agent") for the Debtors has filed herein the Declaration of Nathan Weil III Certifying Voting on and Tabulation of Ballots Accepting or Rejecting the Second Amended Joint Plan of Reorganization under Chapter 11, Title 11, United

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States Code of Amcast Industrial Corporation and its Affiliated Debtor Entities
(the "Weil Voting Declaration");

      IT FURTHER APPEARING TO THE COURT that, the Debtors have presented testimony and evidence in support of confirmation of the Plan, including the respective Declarations in support of the Plan of Richard A. Smith, vice president and chief financial officer of the Debtors (the "Smith Declaration") and Jeffrey J. Lewis, financial adviser to the Debtors (the "Lewis Declaration"), and that argument of counsel has been presented by other parties in interest;

      NOW, THEREFORE, based upon the Court's review of (a) the Disclosure Statement, (b) the Plan and Plan Supplement, (c) the unresolved objections to confirmation of the Plan, (d) all of the evidence proffered or adduced, and statements of counsel made at the Confirmation Hearing, and (e) the entire record of these Chapter 11 cases; and after due deliberation thereon and good cause appearing therefor, and for the reasons set forth on the record at the Confirmation Hearing,

      IT IS HEREBY FOUND AND DETERMINED THAT:(3)

      A JURISDICTION; VENUE; CORE PROCEEDING. The Court has jurisdiction over the Debtors' Chapter 11 cases pursuant to 28 U.S.C. Sections 157 and 1334. Venue is proper pursuant to 28 U.S.C. Sections 1408 and 1409. Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. Section 157(b)(2)(L) over which the Court has exclusive jurisdiction.

      B JUDICIAL NOTICE. The Court takes judicial notice of the docket of the Debtors' Chapter 11 cases maintained by the Clerk of the Court, including, without limitation, all pleadings and other documents filed with, all orders entered by, and evidence and argument

------------------
(3) Pursuant to Fed. R. Bankr. P. 7052, findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate.

made, proffered or adduced at the hearings held before the Court during the pendency of the Chapter 11 cases.

      C TRANSMITTAL AND MAILING OF SOLICITATION MATERIALS AND NOTICES. The solicitation materials and notices were served in compliance with the Solicitation Procedures Order, and such service was adequate and sufficient. Adequate and sufficient notice of the Confirmation Hearing and the other deadlines and matters required to be noticed pursuant to and prescribed by the Solicitation Procedures Order was given in compliance with the Bankruptcy Code, Bankruptcy Rules and orders of this Court, and no other or further notice is or shall be required.

      D ADEQUACY OF SOLICITATION PROCEDURES. All procedures used to distribute the solicitation materials to the appropriate creditors entitled to vote on the Plan and to tabulate the ballots returned by creditors were fair and were conducted in accordance with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules and the Solicitation Procedures Order. Votes for acceptance or rejection of the Plan were solicited and cast in good faith and in compliance with 11 U.S.C. Sections 1125 and 1126 and Fed. R. Bankr. P. 3017 and 3018.

      E GOOD FAITH SOLICITATION (11 U.S.C. Section 1125(e)). Based on thE record before the Court in these Chapter 11 cases, the Debtors, the Prepetition Secured Lenders and the Creditors' Committee, and each of their respective directors, officers, employees, members, agents, advisors, accountants, financial advisors, consultants, attorneys, and other representatives, have acted in good faith within the meaning of 11 U.S.C. Section 1125(e) and in compliance with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, the Solicitation Procedures Order and other orders of the Court as applicable, in connection with all of their respective activities relating to the solicitation of acceptances of the Plan and their participation in the

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activities described in 11 U.S.C. Section 1125. Such parties are thereby entitled to the protections afforded by 11 U.S.C. Section 1125(e) and, to the extent applicable, the exculpation and injunctive provisions set forth in
Section 12.12 of the Plan.

      F IMPAIRED CLASSES THAT HAVE VOTED TO ACCEPT OR REJECT THE PLAN. As evidenced by the Weil Voting Declaration, which certifies both the method and results of the voting, Classes 2, 3(i), 4 and 5 are each impaired and have voted to accept the Plan pursuant to the requirements of 11 U.S.C. Sections 1124 and 1126. Thus, at least one impaired Class of Claims has voted to accept the Plan. Class 3 has voted to reject the Plan.

      G CLASSES DEEMED TO HAVE ACCEPTED OR REJECTED THE PLAN. Classes 1 and 9 are not impaired under the Plan and are deemed to have accepted the Plan pursuant to 11 U.S.C. Section 1126(f). Classes 6, 7 and 8 will receive no distribution under the Plan and are deemed to have rejected the Plan pursuant to 11 U.S.C. Section 1126(g).

      H DEBTOR RELEASES, VOLUNTARY CREDITOR RELEASES AND EXCULPATIONS. The releases proposed to be made by the Debtors pursuant to Section 12.9(a) of the Plan are appropriate and should be approved. The Creditors' Committee has undertaken a comprehensive investigation of potential claims that the Debtors might be able to assert against the proposed released parties and based upon that investigation, certain claims identified by the Creditors' Committee as warranting possible action have been carved out from the release provisions in section 12.9(a) and assigned to the Creditor Trust. There is an identity of interests between the Debtors and certain of the proposed released parties; the proposed released parties have made a substantial contribution to the Debtors' reorganization; the releases are necessary to the effectuation of the compromises and settlements embodied in the Plan and to the success of the Debtors' rehabilitation under the Plan; the Plan has been accepted by substantial majorities in all but one of the voting classes; and the compromises and settlements contained in the Plan upon which certain of the releases are premised will allow for distributions to creditors not otherwise available.

      The voluntary creditor releases provided for in Section 12.9(b) of the Plan are appropriate and should be approved. Such releases were fully disclosed in the Plan, were set forth on the ballots provided to parties entitled to vote on the Plan, and are consensual agreements by creditors who voted to accept the Plan. The exculpation provisions in Section 12.12 of the Plan are appropriate and should be approved.

      I PLAN COMPLIANCE WITH BANKRUPTCY CODE (11 U.S.C. Section 1129(a)(1)). The Plan complies with the applicable provisions of the Bankruptcy Code, thereby satisfying 11 U.S.C.Section 1129(a)(1).

      1. PROPER CLASSIFICATION (11 U.S.C. Sections 1122, 1123(a)(1)). In addition to Administrative Claims and Priority Tax Claims, which need not be classified, the Plan designates nine classes of claims and interests. The claims and interests placed in each class are substantially similar to other claims and interests, as the case may be, in each such class. Valid business, factual and legal reasons exist for separately classifying the various classes of claims and interests created under the Plan, and such classification does not unfairly discriminate among holders of claims and interests. Thus, the Plan satisfies 11 U.S.C. Sections 1122 and 1123(a)(1).

      2. SPECIFY UNIMPAIRED CLASSES (11 U.S.C. Section 1123(a)(2)). Sections 3.2, 3.5, and 4.2 of the Plan specify that Classes 1 and 9 are unimpaired under the Plan, thereby satisfying 11 U.S.C. Section 1123(a)(2).

      3. SPECIFY TREATMENT OF IMPAIRED CLASSES (11 U.S.C. Section 1123(a)(3)). Sections 3.3, and 3.4 of the Plan designate Classes 2, 3, 4, 5, 6, 7, and 8 as impaired and Sections 4.3 and 4.4 specify the treatment of claims and interests in those classes, thereby satisfying 11 U.S.C. Section 1123(a)(3).

      4. NO DISCRIMINATION (11 U.S.C. Section 1123(a)(4)). The Plan provides for the same treatment by the Debtors for each claim or interest in each respective class unless the holder of a particular claim or interest has agreed to a less favorable treatment of such claim or interest, thereby satisfying 11 U.S.C.
Section 1123(a)(4).

      5. IMPLEMENTATION OF PLAN (11 U.S.C. Section 1123(a)(5)). The PlaN provides adequate and proper means for its implementation, thereby satisfying 11 U.S.C. Section 1123(a)(5).

      6. NONVOTING EQUITY SECURITIES (11 U.S.C. Section 1123(a)(6)). Section 6.2 of the Plan provides that the Articles of Incorporation and/or Operating Agreement, and/or Code of Regulations of the Debtors shall be amended to provide for the inclusion of provisions prohibiting the issuance of nonvoting equity securities, subject to further amendment of such corporate organizational documents as permitted by applicable law. Thus, the requirements of 11 U.S.C.
Section 1123(a)(6) are satisfied.

      7. SELECTION OF OFFICERS AND DIRECTORS (11 U.S.C. Section 1123(a)(7)). In the Plan Supplement and Smith Declaration, the Debtors properly and adequately disclosed the identity and affiliations of all individuals or entities proposed to serve on or after the Effective Date as officers or directors of the Reorganized Debtors and the manner of selection and appointment of such individuals or entities is consistent with the interests of holders of claims and interests and with public policy and, accordingly, satisfies the requirements of 11 U.S.C. Section 1123(a)(7).

      8. ADDITIONAL PLAN PROVISIONS (11 U.S.C. Section 1123(b)). The Plan'S additional provisions are appropriate and consistent with the applicable provisions of the Bankruptcy Code.

      J COMPLIANCE WITH FED. R. BANKR. P. 3017. The Debtors have given notice of the Confirmation Hearing as required by Fed. R. Bankr. P. 3017(d) and the Solicitation Procedures Order. The solicitation materials prescribed by the Solicitation Procedures Order were transmitted to the creditors entitled to vote on the Plan in accordance with Fed. R. Bankr. P. 3017(d).

      K COMPLIANCE WITH FED. R. BANKR. P. 3018. The solicitation of votes to accept or reject the Plan satisfies Fed. R. Bankr. P. 3018. The Plan was transmitted to all creditors entitled to vote on the Plan, sufficient time was prescribed for such creditors to accept or reject the Plan, and the solicitation materials used and solicitation procedures followed comply with 11 U.S.C.
Section 1126, thereby satisfying the requirements of Fed. R. Bankr. P. 3018.

      L DEBTORS' COMPLIANCE WITH BANKRUPTCY CODE (11 U.S.C. Section 1129(a)(2)). The Debtors have complied with the applicable provisions of the Bankruptcy Code, thereby satisfying 11 U.S.C. Section 1129(a)(2).

      M PLAN PROPOSED IN GOOD FAITH (11 U.S.C. Section 1129(a)(3)). The Debtors have proposed the Plan in good faith and not by any means forbidden by law, thereby satisfying 11 U.S.C. Section 1129(a)(3). In determining that the Plan has been proposed in good faith, the Court has examined the totality of the circumstances surrounding the formulation of the Plan. The Debtors filed their Chapter 11 cases and proposed the Plan with legitimate and honest purposes including, among other things, (i) the reorganization of the Debtors' businesses, (ii) the preservation and maximization of the Debtors' business enterprise values through a reorganization under Chapter 11, (iii) restructuring of the Debtors' capital structure, (iv) maximization of the recovery to creditors under the circumstances of these cases, and

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(v) preserving jobs of the Debtors' employees in connection with the Debtors'
continuing operations.

      N PAYMENTS FOR SERVICES OR COSTS AND EXPENSES (11 U.S.C. Section 1129(a)(4)). All payments made or to be made by the Debtors or by a person issuing securities or acquiring property under the Plan, for services or for costs and expenses in connection with the Chapter 11 cases, or in connection with the Plan and incident to the Chapter 11 cases, have been approved by, or are subject to the approval of, the Court as reasonable, thereby satisfying 11 U.S.C. Section 1129(a)(4).

      O DIRECTORS, OFFICERS AND INSIDERS (11 U.S.C. Section 1129(a)(5)). The Debtors have complied with 11 U.S.C. Section 1129(a)(5). The identity and affiliations of the persons that will serve as initial directors or officers of the Reorganized Debtors after confirmation of the Plan have been fully disclosed in the Smith Declaration and the Plan Supplement. The appointment to, or continuance in, such offices of such persons is consistent with the interests of holders of claims against and interests in the Debtors and with public policy. The identity of any insider that will be employed or retained by the Reorganized Debtors and the nature of such insider's compensation have also been fully disclosed, to the extent applicable.

      P NO RATE CHANGES (11 U.S.C. Section 1129(a)(6)). There is no regulatory commission having jurisdiction after confirmation of the Plan over the rates of the Debtors and no rate change provided for in the Plan requiring approval of any such commission. Therefore, 11 U.S.C. Section 1129(a)(6) is not applicable.

      Q BEST INTERESTS OF CREDITORS (11 U.S.C. Section 1129(a)(7)). The PlaN satisfies 11 U.S.C. Section 1129(a)(7). ThE liquidation analysis attached as Appendix E to the Disclosure Statement and other evidence proffered or adduced at the Confirmation Hearing, (i) are persuasive and credible, (ii) have not been controverted by other evidence, and
(iii) establish that each holder of an impaired claim or interest either has accepted the Plan or will receive or retain under the Plan, on account of such claim or interest, property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if the Debtors were liquidated under Chapter 7 of the Bankruptcy Code on such date.

      R DEEMED ACCEPTANCE OR REJECTION BY CERTAIN CLASSES (11 U.S.C.Section 1129(a)(8)). Classes 1 and 9 are classes of unimpaired claims and interests that are conclusively presumed to have accepted the Plan under 11 U.S.C. Section 1126(f). Classes 2, 3(i), 4 and 5 have voted to accept the Plan in accordance with 11 U.S.C. Section 1126(c). Class 3 has voted to reject the Plan pursuant to 11 U.S.C. Section 1126(c). Classes 6, 7, and 8 are not entitled to receive or retain any property under the Plan and, therefore, are deemed to have rejected the Plan pursuant to 11 U.S.C. Section 1126(g). Although 11 U.S.C. Section 1129(a)(8) has not been satisfied with respect to Classes 3, 6, 7, and 8, the Plan is confirmable because the Plan satisfies 11 U.S.C. Section 1129(b) with respect to those classes of claims and interests, as set forth in Paragraph X below.

      S TREATMENT OF ADMINISTRATIVE, PRIORITY AND TAX CLAIMS (11 U.S.C. Section 1129(a)(9)). The treatment of Administrative Claims, Priority Tax Claims and Other Priority Claims pursuant to Sections 4.1(a), 4.1(b) and 4.2(a) of the Plan satisfies the requirements of 11 U.S.C. Sections 1129(a)(9)(A), (B) and (C).

      T ACCEPTANCE BY IMPAIRED CLASS (11 U.S.C. Section 1129(a)(10)). Classes 2, 3(i), 4 and 5 are impaired classes of claims that voted to accept the Plan, and, to the Debtors' knowledge, do not contain insiders whose votes have been counted. Therefore, the requirement of 11 U.S.C. Section 1129(a)(10) that at least one class of claims against or interests in the Debtors that is impaired

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under the Plan has accepted the Plan, determined without including any acceptance of the Plan by any insider, has been satisfied.

      U FEASIBILITY (11 U.S.C. Section 1129(a)(11)). The revised projections (the "Revised Projections") attached to the Lewis Declaration and other evidence proffered or adduced by the Debtors at the Confirmation Hearing with respect to feasibility, (i) are persuasive and credible, (ii) have not been controverted by other evidence or challenged in any objection, and (iii) establish that confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of the Reorganized Debtors, thus satisfying the requirements of 11 U.S.C. Section 1129(a)(11).

      V PAYMENT OF FEES (11 U. S. C. Section 1129(a)(12)). All fees payable under 28 U.S.C. Section 1930 on or before the Effective Date, as determined by the Court, have been paid or will be paid on the Effective Date pursuant to
Section 12.3 of the Plan, thus satisfying the requirements of 11 U.S.C. Section 1129(a)(12).

      W CONTINUATION OF RETIREE BENEFITS (11 U.S.C. Section 1129(a)(13)). The Debtors maintain one plan in which they are obligated to pay retiree benefits (as defined in section 1114(a) of the Bankruptcy Code). The Debtors intend to continue providing retiree benefits in accordance with the terms of the retiree benefit plan or other agreements governing the payment of such benefits, subject to any rights to amend, modify or terminate such benefits under the terms of the applicable retiree benefits plan, or other agreement or applicable nonbankruptcy law. Thus, the requirements of 11 U.S.C. Section 1129(a)(13) are satisfied.

      X FAIR AND EQUITABLE, NO UNFAIR DISCRIMINATION (11 U.S.C. Section 1129(b)). Class 3 is an impaired class of claims that has rejected the Plan pursuant to 11 U.S.C. Section 1126(c) and Classes 6, 7, and 8 are impaired classes of claims and interests that are deemed to have rejected the Plan pursuant to 11 U.S.C. Section 1126(g). The Plan does not discriminate unfairly and is fair and equitable with respect to Classes 3, 6, 7, and 8 as required by 11 U.S.C. Section 1129(b)(1). Thus, the Plan may be confirmed notwithstanding the Debtors' failure to satisfy 11 U.S.C. Section 1129(a)(8). Upon confirmation and the occurrence of the Effective Date, the Plan shall be binding upon the members of Classes 3, 6, 7, and 8.

      Y PRINCIPAL PURPOSE (11 U.S.C. Section 1129(d)). The principal purpose of the Plan is neither the avoidance of taxes nor the avoidance of Section 5 of the Securities Act of 1933, and no governmental unit has objected to the confirmation of the Plan on any such grounds. The Plan therefore satisfies the requirements of 11 U.S.C. Section 1129(d).

      Z NO LIQUIDATION. Because the Plan does not provide for the liquidation of all or substantially all of the property of the Debtors' estates and the Reorganized Debtors will engage in businesses following consummation of the Plan, 11 U.S.C. Section 1141(d)(3) is not applicable.

      AA BURDEN OF PROOF. The Debtors, as proponents of the Plan, have met their burden of proving the elements of 11 U.S.C. Sections 1129(a) and (b) by a preponderance of the evidence.

      BB EXIT FACILITY. The Debtors have demonstrated that they have exercised reasonable business judgment in determining to enter into the Exit Facility on the terms and in the form set forth in the Plan Supplement, or in a form substantially similar thereto. The terms and conditions of the Exit Facility are fair and reasonable and the consummation of the Exit Facility is in the best interests of the Debtors' estates and creditors. The Exit Facility is an essential element of the Plan and the Debtors' entry into the Exit Facility is necessary for the implementation of the Plan.

      CC SATISFACTION OF CONFIRMATION REQUIREMENTS. The Plan satisfies the requirements for confirmation set forth in 11 U.S.C. Section 1129. The Debtors have represented to the Court that the conditions precedent to confirmation set forth in Section
10.1 of the Plan have either been satisfied or waived.

      BASED ON THE FOREGOING FINDINGS, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT;

      (i) OBJECTIONS. The objections of the National Labor Relations Board (Doc. #841), Valleycrest Landfill Group (Doc. #847) and the U.S. Department of Justice Environment & Natural Resources Division (Doc. # 898) have been withdrawn. The objection of the United States Trustee (Doc. # 804) is hereby overruled. With respect to the objection of the Wayne County Treasurer ("Wayne County"), the Court is advised that Amcast disputes the claim set forth in Wayne County's objection. In the event that it is determined that Wayne County has an allowed Class 3 Claim, said Claim shall be paid in full within ten days following the entry of an order determining the final amount of said Claim. All remaining objections that have not been withdrawn, resolved, waived or settled, and all reservations of rights pertaining to confirmation of the Plan included therein, are overruled on the merits.

      (ii) CONFIRMATION OF PLAN. The Plan is approved and confirmed under 11 U.S.C. Section 1129.

      (iii) INCORPORATION OF TERMS AND PROVISIONS OF PLAN. The terms and provisions of the Plan are incorporated by reference into and are an integral part of this Confirmation Order. Each term and provision of the Plan is valid, binding and enforceable as though fully set forth herein. The provisions of the Plan and this Confirmation Order, including the findings of fact and conclusions of law set forth herein, are non-severable and mutually dependent. The failure specifically to include or reference any particular term or provision of the Plan in this Confirmation Order shall not diminish or impair the effectiveness of such term and provision, it being the intent of the Court that the Plan be confirmed in its entirety. In the event of a contradiction or inconsistency with the terms of this Confirmation Order and the Plan, the terms of this Order shall control.

      (iv) BINDING EFFECT. As of the Effective Date, and except as expressly provided in this Confirmation Order, the Plan and its provisions shall be binding upon the Debtors, the Reorganized Debtors, any entity acquiring or receiving property or a distribution under the Plan and any holder of a claim against or interest in the Debtors, including all governmental entities, whether or not the claim or interest of such holder is impaired under the Plan and whether or not such holder or entity has accepted the Plan. Pursuant to 11 U.S.C. Sections 1123(a) and 1142(a) and the provisions of this Confirmation Order, the Plan and all Plan-related documents shall apply and be enforceable notwithstanding any otherwise applicable nonbankruptcy law.

      (v) APPROVAL OF RELEASES AND EXCULPATION; INJUNCTION. The Debtor releases of parties provided in Section 12.9(a) of the Plan, the consensual and voluntary creditor releases of third parties provided in Section 12.9(b) of the Plan, and the exculpations provided for in Section 12.12 of the Plan are approved. As of the Effective Date, (i) the Reorganized Debtors and any Persons seeking to exercise the rights of the Debtors' estates (including, without limitation, any estate representative appointed pursuant to 11 U.S.C. Section 1123(b)(3)(B)), as to the Persons released pursuant to Section 12.9(a), (ii) all creditors who have voted to accept the Plan, as to the Persons released in Section 12.9(b), and
(iii) all parties in interest as to the Persons exculpated in Section 12.12, are permanently enjoined from taking any of the following actions on account of claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action, or liabilities or terminated interests or rights against any such
Persons: commencing or continuing, in any manner or in any place, any action or other proceeding; enforcing, attaching, collecting, or recovering in any manner any judgment, award, decree, or order; creating, perfecting, or enforcing any lien or encumbrance; asserting a setoff against any debt, liability, or obligation due to any such Person; or commencing or continuing any action, in any manner, in any place, or against any Person that does not comply with or is inconsistent with the provisions of the Plan. Notwithstanding any of the foregoing, nothing in this Confirmation Order shall negate the carve-out from the release, injunction and exculpation provisions as set forth in Section 12.21 of the Plan. Neither the Plan, including Section 12.9(b) and 12.12, nor this Order, release or shall be deemed to release any claims of the State of Ohio against nondebtors with respect to tax or environmental matters.

      (vi) ALLOWANCE OF PREPETITION SECURED LENDER CLAIMS AND LIENS. The Prepetition Secured Lenders' Claims are hereby Allowed and their Liens are legal, valid, binding, perfected, not subject to recharacterization, subordination and otherwise unavoidable for all purposes of these Chapter 11 cases and subsequent proceedings (if any). All settlements, compromises, releases, discharges, injunctions and exculpations set forth in the Plan shall be, and hereby are, effective and binding on all Persons and entities who may have had standing to assert such claims or causes of action against the Prepetition Secured Lender Agent or the Prepetition Secured Lenders, and no other Person or entity shall possess such standing to assert such claims or causes of action after the Effective Date.

      (vii) APPROVAL OF THE EXIT FACILITY UNDER PLAN. The Exit Facility, on the terms and in the form which was attached to the Plan Supplement, as amended or on terms substantially similar thereto, is hereby approved. In addition, (i) the terms and conditions of Exit Facility loan documents are approved as being entered into in good faith, providing the most favorable financing terms, and being critical to the success and feasibility of the Plan; and (ii) the Debtors

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or Reorganized Debtors, as applicable, are authorized to execute and deliver the
Exit Facility, pay the fees and costs required thereunder, and grant the liens and security interests required thereunder in substantially all of their assets. The Debtors or Reorganized Debtors, as applicable, are authorized to execute, deliver and perform their obligations under the Exit Facility and the New Senior Notes, with such changes as may be agreed between the Debtors or Reorganized Debtors, as applicable, and the lenders thereunder, as necessary or appropriate to effect the exit financing in accordance with the Plan without any further board of directors or shareholder consent, action or approval as permitted by
Section 1701.75 of the Ohio Revised Code or Section 303 of Delaware Corporation Law. The Exit Facility shall constitute legal, valid, binding and authorized obligations of the Debtors or Reorganized Debtors, as applicable, enforceable in accordance with their terms, and shall create the security interests, liens and mortgages purported to be created thereby.

      (viii) APPROVAL OF THE NEW SHAREHOLDERS' AGREEMENT. The New Shareholders' Agreement will be, upon the Effective Date, a legal, valid and binding obligation of the Reorganized Debtors and the new shareholders thereto, and may be enforced against such parties in accordance with its terms. The Reorganized Debtors are hereby authorized to issue the New Amcast Common Stock in accordance with the terms of the New Shareholders' Agreement.

      (ix) CANCELLATION OF ALL AMCAST INTERESTS. Pursuant to Section 4.4 of the Plan, all Amcast Interests of any kind, including without limitation, the Old Amcast Common Stock, or any warrants or other agreements to acquire the same (whether or not arising under or in connection with any employment agreement), shall be cancelled as of the Effective Date and the holders thereof shall not receive or retain any property under the Plan on account of such Interests.

      (x) TRANSFERS OF PROPERTY. On the Effective Date, the transfers of property to be made by the Debtors under the Plan, including but not limited to the transfers contemplated by Sections 4.1, 4.2, 4.3, 6.1, 6.3, 6.5, 6.17 and
6.18 of the Plan, (a) are or will be legal, valid, and effective transfers of property, (b) vest or will vest the transferees with good title to such property free and clear of all liens, charges, claims, encumbrances, or interests, except as expressly provided in the Plan or this Confirmation Order, (c) do not and will not constitute avoidable transfers under the Bankruptcy Code or under applicable law, (d) do not and will not subject the Reorganized Debtors to any liability by reason of such transfer under the Bankruptcy Code or under applicable nonbankruptcy law, including, without limitation, any laws affecting successor, transferee or stamp or recording tax liability, and (e) are for good consideration and value.

      (xi) TRANSFER OF CREDITOR TRUST ASSETS TO THE CREDITOR TRUST. On the Effective Date, the Creditor Trust shall be established, the Debtors shall transfer the Creditor Trust Assets to the Creditor Trust, and all Creditor Trust Assets shall automatically and irrevocably vest in the Creditor Trust without further action on the part of the Debtors, the Reorganized Debtors, or the Liquidating Trustee, and with no reversionary interest in the Debtors or the Reorganized Debtors. Furthermore, on the Effective Date, the Debtors and their estates are deemed to have transferred, assigned, and conveyed to the Creditor Trust the Creditor Trust Assets.

      (xii) FAYETTEVILLE, ARKANSAS PROPERTY. Notwithstanding the foregoing, it is hereby acknowledged that Aalberts asserts an interest in the Fayetteville, Arkansas Property (as defined in the Plan). Prior to contracting for conveyance of any type of the Fayetteville, Arkansas Property to any party, the Creditor Trust shall inform such party of Aalbert's assertion of an interest and provide notice to Aalberts (as provided in Section 9.4 of the July 4, 2004 Asset

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

Purchase Agreement between Aalberts and the Debtors). The Court does not by this Order purport to authorize the Debtors to transfer to the Creditor Trust any interest in property that they do not own.

      (xiii) IMPLEMENTATION OF THE CREDITOR TRUST. Each of the Debtors and the Reorganized Debtors, as the case may be, is authorized to undertake any and all acts and actions required to implement the terms, provisions and requirements set forth in the Plan with respect to the Liquidating Trustee's rights, for the benefit of the Creditor Trust, in the Creditor Trust Assets. Notwithstanding anything herein, but subject, however, to the provisions of Section 6.16 of the Plan, all rights and interests of the Debtors, the Reorganized Debtors, the Prepetition Secured Lenders and any other post-confirmation lender, any refinancing or successor lender, any party subject to the Plan and/or a party to the Exit Facility, shall be subordinate and junior to the rights and interests of the Liquidating Trustee in any Creditor Trust Asset. Notwithstanding anything herein, but subject, however, to the provisions of Section 6.16 of the Plan, any lien rights granted under the Plan, any Plan document, or the Exit Facility to any party shall be junior and subordinate to the rights of the Liquidating Trustee and the beneficiaries of the Creditor Trust in the Creditor Trust Assets and any and all of the proceeds thereof. Subject to the provisions of Section
6.16 of the Plan, the Debtors and Reorganized Debtors, as the case may be, shall not enter into any agreement, document or instrument with respect to the Creditor Trust Assets, without the written consent of the Liquidating Trustee.

      (xiv) PLAN IMPLEMENTATION AUTHORIZATION. Pursuant to the Plan, each of the Debtors and the Reorganized Debtors are authorized to negotiate, execute, deliver, file or record such contracts, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement and further evidence the terms and conditions of the Plan and any documents, notes or securities issued pursuant to the Plan, in form and substance reasonably acceptable to the Debtors. The Debtors and the Reorganized Debtors and their respective directors, officers, members, agents and attorneys, are authorized and empowered to negotiate, issue, execute, deliver, file or record any agreement, document or security, including, without limitation, the documents referenced in the Plan and/or the Plan Supplement in form and substance as aforesaid, as the same may be modified, amended and supplemented in a manner reasonably acceptable to the Debtors, and the Committee, and to take any action necessary or appropriate to implement, effectuate and consummate the Plan in accordance with its terms, or take any or all corporate actions authorized to be taken pursuant to the Plan, including but not limited to any merger, release, amendment or restatement of any code of regulations, articles of incorporation or other organization documents of the Debtors, whether or not specifically referred to in the Plan or any exhibit thereto, without further order of the Court or any further board of directors or shareholder consent, action or approval as permitted by Section 1701.75 of the Ohio Revised Code or Section 303 of Delaware Corporation Law. Any or all such documents shall be accepted by each of the respective state filing offices and recorded in accordance with applicable state law and shall become effective in accordance with their terms and the provisions of state law.

      (xv) GOVERNMENTAL APPROVALS NOT REQUIRED. This Confirmation Order shall constitute all approvals and consents required, if any, by the laws, rules or regulations of any State or any other governmental authority with respect to the implementation or consummation of the Plan and any documents, instruments or agreements, and any amendments or modifications thereto, and any other acts referred to in or contemplated by the Plan, the

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

Disclosure Statement and any documents, instruments or agreements, and any amendments or modifications thereto.

      (xvi) EXEMPTION FROM CERTAIN Taxes. Pursuant to 11 U.S.C. Section 1146(c), neither (a) the issuance, transfer or exchange of notes or equity securities under the Plan, (b) the creation of any mortgage, deed of trust, lien, pledge or other security interest, including, but not limited to, in connection with the Exit Facility, (c) the making or assignment of any contract, lease or sublease, including, but not limited to, in connection with the Exit Facility, nor (d) the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with, the Plan, including, without limitation, the Exit Facility, any merger agreements, any agreements of consolidation, restructuring, disposition, liquidation, or dissolution, any deeds, any bills of sale, or any transfers of tangible or intangible property, shall be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act tax, real estate transfer tax, sales or use tax, mortgage recording tax, or other similar tax or governmental assessment. State and local governmental officials or agents are hereby directed to forego the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

      (xvii) EXEMPTION FROM SECURITIES Laws. The exemption provided for in the Plan from the requirements of Section 5 of the Securities Act of 1933, and any state or local law requiring registration for the offer, sale, issuance, exchange or transfer of a security, in exchange for claims against the Debtors, is authorized by 11 U.S.C. Section 1145. The offer, sale, issuance, and/or exchange of the New Amcast Common Stock to persons in Class 2 in exchange for claims against the Debtors is exempt from registration under 11 U.S.C. Section 1145 and such securities are freely tradable by the holders thereof in accordance with the New Shareholders' Agreement except to the extent a holder is an "underwriter" as defined in 11 U.S.C. Section 1145(b).

      (xviii) APPLICABLE NON-BANKRUPTCY Law. Pursuant to 11 U.S.C. Sections 1123(a) and 1142(a), the provisions of this Confirmation Order, the Plan or any amendments or modifications thereto shall apply and be enforceable notwithstanding any otherwise applicable non-bankruptcy law.

      (xix) APPOINTMENT OF DIRECTORS. The initial board of directors of Reorganized Amcast shall be comprised of Charles W. McQueary, Patrick H. Daugherty, W. Carl Moore, Jr. and Byron Pond. Any vacancy existing as of the Effective Date shall be filled in accordance with the terms of the Articles of Incorporation of Reorganized Amcast and/or the Code of Regulations of Reorganized Amcast.

      (xx) APPROVAL OF ASSUMPTION OR REJECTION OF CONTRACTS AND LEASES. Unless otherwise provided in an order of or in proceedings before the Court specifically dealing with an executory contract or unexpired lease that is subject to assumption, (a) pursuant to Section 7.1 or 7.3 of the Plan, the assumption of the contracts or unexpired leases identified on the Assumed Contracts List is hereby approved; or (b) pursuant to Section 7.1 of the Plan, an executory contract or unexpired lease that is subject to rejection is hereby approved.

      (xxi) APPROVAL OF CURE AMOUNTS. The cure amounts with respect to executory contracts and unexpired leases listed in the Plan Supplement and as attached to the Debtors' Notice of Executory Contracts and Unexpired Leases to be Assumed, Along with "Cure" Amounts Associated Therewith, Pursuant to Debtors' Second Amended Joint Plan of Reorganization dated July 26, 2005 (including any amendments thereto, the "Cure Notice") are hereby approved. Unless otherwise agreed between the parties, any party who received the Cure

Notice and failed to file and serve an objection by July 25, 2005 to the cure amounts listed in the Cure Notice has waived any right to object to such cure amount, and is bound by the cure amount as listed in the Cure Notice.

      (xxii) RETENTION OF JURISDICTION. Pursuant to sections 105(a) and 1143 of the Bankruptcy Code, and notwithstanding the entry of this Confirmation Order, the occurrence of the Effective Date or any provision in the Plan to the contrary, the Court shall retain exclusive jurisdiction as provided in the Plan over all matters arising out of, and related to, the Chapter 11 Cases and the Plan to the fullest extent permitted by law, including, among other items and matters, jurisdiction over those items and matters set forth in Article 11 of the Plan.

      (xxiii) TRANSFER OF RIGHTS TO REORGANIZED DEBTORS. On the Effective Date, the Reorganized Debtors shall succeed to all of the rights, privileges and immunities of the Debtors, including, without limitation, the attorney-client privilege and the time in which claims may be brought under Sections 108 and 546 of the Bankruptcy Code or otherwise.

      (xxiv) REVERSAL. If any or all of the provisions of this Confirmation Order are hereafter reversed, modified or vacated by subsequent order of the Court or any other court, such reversal, modification or vacatur shall not affect the validity of the acts or obligations incurred or undertaken under or in connection with the Plan prior to the Debtors' receipt of written notice of any such order. Notwithstanding any such reversal, modification or vacatur of this Confirmation Order, any such act or obligation incurred or undertaken pursuant to, and in reliance on, this Confirmation Order prior to the effective date of such reversal, modification or vacatur shall be governed in all respects by the provisions of this Confirmation Order and the Plan or any amendments or modifications thereto.

      (xxv) AUTHORIZATION TO CONSUMMATE PLAN. Notwithstanding Fed. R. Bankr. P. 3020(e), this Confirmation Order shall take effect immediately upon its entry and the Debtors are authorized to consummate the Plan immediately after entry of this Confirmation Order in accordance with the terms of the Plan.

      (xxvi) NOTICE OF ENTRY OF CONFIRMATION ORDER. On or before the tenth business day following the date of entry of this Confirmation Order, the Debtors shall serve notice of the entry of this Confirmation Order pursuant to Fed. R. Bankr. P. 2002(f)(7), 2002(k) and 3020(c) on all holders of claims and interests, the United States Trustee, and other parties in interest.

      (xxvii) NOTICE OF EFFECTIVE DATE. Within five business days following the occurrence of the Effective Date, the Reorganized Debtors shall file notice of the Effective Date with the Bankruptcy Court and serve a copy of such notice on all the parties that are registered to receive notice via the Court's ECF filing system and on any other party that has requested notice of these cases pursuant to Bankruptcy Rule 2002.

      IT IS SO ORDERED.

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

         CC:

Amcast Industrial Corporation
7887 Washington Village Drive
Dayton, OH 45459

Lawrence T. Burick, Esq.
Thompson Hine LLP
2000 Courthouse Plaza NE
P. O. Box 8801
Dayton, OH 45401-8801

United States Trustee
MaryAnne Wilsbacher
170 N. High Street
Columbus, OH 4321

                                      ###

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